SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. __________

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PRINCIPAL EXCHANGE-TRADED FUNDS
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PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392

March 4, 2019
Dear Shareholder:
We cordially invite you to attend a joint annual meeting of shareholders (the "Meeting") of each series of Principal Exchange-Traded Funds ("PETF"), Principal Funds, Inc. ("PFI"), and Principal Variable Contracts Funds, Inc. ("PVC"), all investment companies registered under the Investment Company Act of 1940, as amended, and sponsored by Principal Life Insurance Company, on April 25, 2019 at 10:00 a.m. Central Time, at 655 9th Street, Des Moines, Iowa 50392.
The enclosed proxy materials relate to only PETF and are being sent to only the PETF shareholders that owned shares of any series of PETF (each a "Fund" and, collectively, the "Funds") as of February 25, 2019, the record date for the Meeting and any adjournments or postponements thereof (the "Record Date"). PFI and PVC shareholders that owned shares of any series of PFI or PVC as of the Record Date will separately receive proxy materials for only PFI and/or PVC. References in these proxy materials to a "Fund" or the "Funds" and the "Board of Trustees are to PETF Fund(s) and the PETF Board of Trustees, unless otherwise indicated.
The purpose of the Meeting for PETF shareholders is to elect the Board of Trustees, including one nominee for new Trustee, and to consider other proposals.
Proposals Affecting All Funds. Shareholders of all Funds are being asked to:

•	Elect twelve Trustees as members of the Board of Trustees.

•	Approve an amended fundamental investment restriction relating to commodities for each Fund.
Proposal Affecting Only Certain Funds. Shareholders of the Funds indicated in parenthesis below are being asked to:

•
Approve an amended fundamental investment restriction relating to concentration for the Fund (the Principal Active Global Dividend Income ETF, Principal EDGE Active Income ETF, and Principal Investment Grade Corporate Active ETF only).

•	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Enclosed you will find PETF’s Notice of Special Meeting of Shareholders, a Proxy Statement, and a proxy card for shares of each Fund you owned as of the Record Date. The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Trustees has voted in favor of all of the proposals and recommends that you vote “For” all of the proposals.
In order for your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 24, 2019. As a convenience, we offer three options by which you may vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available when you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate you taking the time to respond to this important matter. Your vote is important. If you have questions regarding the Meeting, please call our Shareholder Services Department toll-free at 1-800-787-1621.

Sincerely

Michael J. Beer
President and Chief Executive Officer

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Principal Active Global Dividend Income ETF	Principal Price Setters Index ETF
Principal Contrarian Value Index ETF	Principal Shareholder Yield Index ETF
Principal EDGE Active Income ETF	Principal Spectrum Preferred Securities Active ETF
Principal Healthcare Innovators Index ETF	Principal Sustainable Momentum Index ETF
Principal International Multi-Factor Index ETF	Principal U.S. Mega-Cap Multi-Factor Index ETF
Principal Investment Grade Corporate Active ETF	Principal U.S. Small-Cap Multi-Factor Index ETF
Principal Millennials Index ETF

To the Shareholders:

A joint annual meeting of shareholders of each of the series of Principal Exchange-Traded Funds ("PETF"), Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. will be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time (the “Meeting”). For PETF, the Meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof:

1.	Election of the Board of Trustees (Shareholders of all Funds).

2.	Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund).

3.
Approval of an amended fundamental investment restriction relating to concentration for the Fund (the Principal Active Global Dividend Income ETF, Principal EDGE Active Income ETF, and Principal Investment Grade Corporate Active ETF only).

Each shareholder of record at the close of business on February 25, 2019, the record date for the Meeting, is entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you will have a separate proxy card for each such Fund, and you need to return all of the proxy cards (or follow the instructions to vote by telephone or the Internet). To save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Trustees

Beth C. Wilson
Vice President and Secretary

Dated: March 4, 2019

Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 25, 2019. This Proxy Statement is available on the Internet at www.proxyvote.com.

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PRINCIPAL EXCHANGE-TRADED FUNDS

PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS OF
PRINCIPAL EXCHANGE-TRADED FUNDS,
PRINCIPAL FUNDS, INC., AND
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
TO BE HELD APRIL 25, 2019

MARCH 4, 2019

TABLE OF CONTENTS

		Page
Introduction		3
Voting Information		4
Proposal 1	Election of the Board of Trustees	6
Proposal 2	Approval of an amended fundamental investment restriction relating to commodities for each Fund	17
Proposal 3	Approval of an amended fundamental investment restriction relating to concentration for the Fund (the Principal Active Global Dividend Income ETF, Principal EDGE Active Income ETF, and Principal Investment Grade Corporate Active ETF only)	18
Independent Registered Public Accounting Firm		19
Other Matters		22
Appendix A	Outstanding Shares and Share Ownership	A-1
Appendix B	Audit Committee Charter	B-1
Appendix C	Nominating and Governance Committee Charter	C-1

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2019
_________________
INTRODUCTION

Each series of Principal Exchange-Traded Funds (“PETF” or “we”), Principal Funds, Inc. ("PFI"), and Principal Variable Contracts Funds, Inc. ("PVC") will hold a joint annual meeting of shareholders on April 25, 2019 at 10:00 a.m. Central Time, at 655 9th Street, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”). This Proxy Statement and the accompanying form(s) of proxy card relate to PEFT only and are first being sent to PETF shareholders on or about March 11, 2019. Separate proxy materials for each of PFI and PVC are being sent to PFI and PVC shareholders.
PETF is a Delaware statutory trust and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PETF currently offers 13 separate series (each a “Fund” and, collectively, the “Funds”) listed below:

Principal Active Global Dividend Income ETF	Principal Price Setters Index ETF
Principal Contrarian Value Index ETF	Principal Shareholder Yield Index ETF
Principal EDGE Active Income ETF	Principal Spectrum Preferred Securities Active ETF
Principal Healthcare Innovators Index ETF	Principal Sustainable Momentum Index ETF
Principal International Multi-Factor Index ETF	Principal U.S. Mega-Cap Multi-Factor Index ETF
Principal Investment Grade Corporate Active ETF	Principal U.S. Small-Cap Multi-Factor Index ETF
Principal Millennials Index ETF

The sponsor of PETF is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa (“Principal Life”), and the investment advisor to the Funds is Principal Global Investors, LLC (“PGI”). Principal Life and PGI are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, is the principal underwriter and distributor of Creation Units for the Funds. State Street Bank and Trust Company, 100 Huntington Avenue, Copley Place CPH0255, Tower 1, Floor 2, Boston, MA 20116, serves as PETF's sub-administrator.
PETF will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact PETF by calling the Shareholder Services Department toll free at 1-800-787-1621 or by writing to PETF at Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. Copies of each Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/etf-funds.
Summary of Proposals. The Meeting is being held to consider several proposals. The proposals to be voted upon, and the Funds to which each proposal applies, are set forth below.

	Proposal	Applicable Funds
Proposal 1	Election of the Board of Trustees	Shareholders of all Funds
Proposal 2	Approval of an amended fundamental investment restriction relating to commodities for each Fund	Each Fund
Proposal 3	Approval of an amended fundamental investment restriction relating to concentration for the Fund	Principal Active Global Dividend Income ETF Principal EDGE Active Income ETF Principal Investment Grade Corporate Active ETF

VOTING INFORMATION

Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation of proxies on behalf of the Board to be used at the Meeting. Please vote your shares by mailing the enclosed card(s) in the enclosed postage-paid envelope or by following the instructions on the card(s) for voting by telephone or via the Internet. Shareholders who wish to attend the Meeting in person may call 1-800-787-1621 if they have any questions.
If you complete and return the enclosed proxy card(s) (or if you give your proxy by telephone or via the Internet), the persons named on the card as proxies will vote your shares as you indicate on the proxy card(s) (or as you instruct by telephone or via the Internet) or for approval of each proposal for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Exchange-Traded Funds in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Funds, Inc. in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or via the Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting rights. Only shareholders of record at the close of business on February 25, 2019 (the “Record Date”) are entitled to vote. The shareholders of all Funds will vote together on Proposal 1 regarding the election of Trustees. The shareholders of each Fund subject to the proposal will vote together for Proposals 2 and 3. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of that Fund you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of a Trustee under Proposal 1. This means that those nominees for Trustee receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Trustee because all nominees who receive votes in favor will be elected. Proposals 2 and 3 require for approval the vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, a proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Fund to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum requirements; abstentions and broker non-votes. A quorum must be present at the Meeting for the transaction of business by any Fund. For Proposal 1, the presence in person or by proxy of one-third of the shares of PETF outstanding at the close of business on the Record Date constitutes a quorum. For Proposals 2 and 3, the presence in person or by proxy of one-third of the shares of each applicable Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposals 2 and 3 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposals.

Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. A "broker non-vote" occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposals 2 and 3 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on either Proposal 2 or 3 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on this proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes. However, if your broker or nominee does not exercise such discretion and a broker non-vote results, such broker non-vote will have no effect on the outcome of Proposal 1.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of PETF, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PETF will reimburse them for their out-of-pocket expenses. PETF has retained the services of a professional proxy soliciting firm, Broadridge Financial Solutions, Inc., to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $20,000.
Expenses of the Meeting. The Funds will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL 1

ELECTION OF THE BOARD OF TRUSTEES

(Shareholders of all Funds)

At its January 31, 2019 meeting, the Board named the twelve persons listed below as nominees for election as Trustees. Eleven of the nominees currently serve as Trustees. The other nominee, Timothy M. Dunbar, will become a Trustee immediately if he is elected as a Trustee at the Meeting. If elected, Mr. Dunbar will fill the vacancy on the Board created by the departure of Nora Everett, who on November 28, 2018 announced her intention to retire as Chair and member of the Board, effective March 12, 2019.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee. However, if that should occur before the Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.
The following table presents certain information regarding PETF's Trustees and the new nominee, including their principal occupations and other directorships. Ms. Everett is not standing for re-election at the Meeting because she is retiring from the Board prior to the date of the Meeting. Information is listed separately for those Trustees and nominees who are “interested persons” (as defined in the 1940 Act) of PETF (the “Interested Trustees”) and those Trustees and nominees who are not interested persons of PETF (the “Independent Trustees”). Two of the nominees for Independent Trustee, Ms. Nickels and Ms. VanDeWeghe, have not previously been elected Trustees by PETF's shareholders. The Board’s Nominating and Governance Committee, composed of two of PETF's Independent Trustees, selected and nominated Ms. Nickels and Ms. VanDeWeghe as candidates for Trustee upon the recommendations of one or more of the Trustees. Two of the nominees for Interested Trustee, Mr. Dunbar and Mr. Halter, have not previously been elected Trustees by PETF's shareholders, and both were selected and nominated as candidates for Trustee upon the recommendations of affiliated persons of PGI, PETF's investment advisor.
All individuals who are current PETF Trustees also serve as directors of PFI, a mutual fund sponsored by Principal Life, and as directors of PVC, another mutual fund sponsored by Principal Life. All individuals who are nominees as PETF Trustees are also currently standing as nominees for election as directors of PFI and PVC and, if elected by those respective shareholders, will serve as directors of PFI and PVC. If the same individuals are not elected by the shareholders of each of PEFT, PFI, and PVC, the compositions of those boards will differ. PEFT, PFI, and PVC (collectively, the “Fund Complex”) currently offer shares of a combined total of 131 funds.
Each Trustee will serve until the next annual meeting of shareholders or until a successor is elected and qualified.

Independent Trustees and Nominees
Name, Address, and Year of Birth	Position(s) Held with PETF and Length of Time Served as Trustee	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, IA 50392 1948	Trustee (since 2014) Member Nominating and Governance Committee	Principal, EBA Associates (consulting and investments)	131	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Trustee (since 2014) Member Audit Committee	Retired	131	McClatchy Newspapers, Inc.; Frontier Communications, Inc.; formerly, Herbalife Ltd.

Craig Damos 711 High Street Des Moines, IA 50392 1954	Trustee (since 2014) Member 15(c) Committee Member Audit Committee	President, C.P. Damos Consulting LLC (consulting services)	131	None

Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Lead Independent Trustee (since 2014) Trustee (since 2014) Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	131	None

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Trustee (since 2014) Member 15(c) Committee Member Operations Committee	Formerly, CEO, MAM USA (manufacturer of infant and juvenile products)	131	MAM USA

Tao Huang 711 High Street Des Moines, IA 50392 1962	Trustee (since 2014) Member 15(c) Committee Member Operations Committee	Retired	131	Armstrong World Industries, Inc. (manufacturing)

Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Trustee (since 2014) Member Operations Committee	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute	131	None

Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Trustee (since 2015) Member Audit Committee	Formerly Executive Director, Herman Miller Foundation; Formerly President Herman Miller Healthcare	131	SpartanNash; formerly: Charlotte Russe, Follet Corporation, PetSmart, Spectrum Health Systems

Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Trustee (since 2018) Member Operations Committee	CEO and President, Forte Consulting, Inc. (financial and management consulting)	131	Formerly: Brown Advisory, B/E Aerospace, WP Carey, Nalco (and its successor Ecolab)

The following Trustees are considered to be Interested Trustees because they are affiliated persons of PGI.

Interested Trustees
Name, Address, and Year of Birth	Position(s) Held with PETF and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	Trustee (since 2014) Chief Executive Officer and President (since 2015) Executive Vice President (2014-2015) Member Executive Committee	Executive Director - Funds and Director, PGI (since 2017) Chief Executive Officer and Director, PFD (since 2015) Executive Director/Principal Funds & Trust, PLIC (since 2015) VP/Chief Operating Officer Principal Funds, PLIC (2014-2015) VP/Mutual Funds & Broker Dealer, PLIC (2001-2014) President, Chief Executive Officer, and Chair, PMC (2015-2017) EVP/Chief Operating Officer, PMC (2008-2015) Director, PMC (2006-2015) President and Director, PSI (2005-2015) Chairman and Executive Vice President, PSS (since 2015) President and Director, PSS (2007-2015)	131	None

Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Nominee for Trustee
Director, PGI (since 2018)
President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018)
Chair/Executive Vice President, RobustWealth, Inc. (since 2018)
Director, Post (since 2018)
Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)
			N/A	None

Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Trustee (since 2017)	Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Chair, PGI (since 2018) Director, PGI (2003-2018) Director, Finisterre (since 2018) Director, Origin (since 2018) Chair, Post (since 2017) Chief Executive Officer, Principal-REI (since 2005) Chair, Principal-REI (since 2004) Chair, Spectrum (since 2017)	131	None

**	Abbreviations used:

•	Columbus Circle Investors, LLC (CCI)

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Post Advisory Group, LLC (Post)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Financial Group, Inc. (PFG)

•	Principal Financial Services, Inc. (PFSI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC), now PGI

•	Principal Real Estate Investors, LLC (Principal-REI)

•	Principal Securities, Inc. (PSI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)

During the last fiscal year ended June 30, 2018, the Board of Trustees held eight meetings.  For that fiscal year, each then-serving Trustee attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Trustee served, held during the time the Trustee was a member of the Board.
None of the Funds currently have a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board members were elected during its last fiscal year.

Correspondence intended for the Board or for an individual Trustee may be sent to the attention of the Board or the individual Trustee at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Trustee received by PETF are forwarded to the full Board or to the individual Trustee.
Officers of PETF

The following table presents certain information regarding the current officers of PETF, including their principal occupations. Officers serve at the pleasure of the Board. Each PETF officer holds the same position with PVC and PFI.

Name, Address, and Year of Birth	Position(s) Held with PETF and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	President and Chief Executive Officer (since 2015) Executive Vice President (2014-2015) Trustee (since 2013) Member Executive Committee
Executive Director - Funds and Director, PGI (since 2017)
Chief Executive Officer and Director, PFD (since 2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
President, Chief Executive Officer, and Chair, PMC (2015-2017)
EVP/Chief Operating Officer, PMC (2008-2015)
Director, PMC (2006-2015)
President and Director, PSI (2005-2015)
Chairman and Executive Vice President, PSS (since 2015)
President and Director, PSS (2007-2015)

Randy L. Bergstrom 711 High Street Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2014)	Counsel, PGI Counsel, PLIC

Jennifer A. Block 711 High Street Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2018) Vice President and Counsel (2017-2018) Assistant Counsel (2014-2017) Assistant Secretary (2015-2018)	Counsel, PGI (2017-2018) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017)

Tracy W. Bollin 711 High Street Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Managing Director, PGI (since 2016)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (2010-2016)
Chief Operating Officer and Senior Vice President, PMC (2015-2017)
Director, PMC (2014-2017)
Chief Financial Officer, PMC (2010-2015)
Chief Financial Officer, PSI (2010-2015)
President, PSS (since 2015)
Director, PSS (since 2014)
Chief Financial Officer, PSS (2010-2015)

Name, Address, and Year of Birth	Position(s) Held with PETF and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Nora M. Everett(1) 711 High Street Des Moines, IA 50392 1959	Chair and Trustee (since 2014) Member Executive Committee
Director, Finisterre
Director, Origin
Chairman, PFA (2010-2015)
Chairman, PFD (2011-2015)
President/RIS, PLIC (since 2015)
Senior Vice President/RIS, PLIC (2008-2015)
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (since 2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSI (2011-2015)
Chairman, PSS (2011-2015)

Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal - REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice

Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015) Compliance Advisor, PMC (2013-2015)

Layne A. Rasmussen 711 High Street Des Moines, IA 50392 1958	Vice President (since 2014)	Vice President/Controller, PMC (through 2017) Director - Accounting, PLIC (since 2015) Financial Controller, PLIC (prior to 2015)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Controller (since 2016)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President and Chief Compliance Officer, PMC (2015-2017) Vice President, PSS (since 2015)

Britney L. Schnathorst 711 High Street Des Moines, IA 50392 1981	Assistant Secretary (since 2017) Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Counsel (since 2014)	Assistant General Counsel, PGI (2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006) Counsel, PMC (2007-2013, 2014-2017)

Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2014)
Assistant Vice President/Treasurer, PGI (since 2017)
Assistant Vice President/Treasury, PFA (since 2013)
Assistant Vice President/Treasury, PFD (since 2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI (since 2013)
Assistant Vice President/Treasury, PSS (since 2013)

Name, Address, and Year of Birth	Position(s) Held with PETF and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2014)	Director and Secretary-Funds, PLIC

Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2017-2018) Vice President (2016-2017) Counsel (2015-2017)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (since 2017) Counsel, PLIC (since 2015) Senior Attorney, TLIC (2013-2015)

**	Abbreviations used:
•Finisterre Capital LLP (Finisterre)
•Origin Asset Management LLP (Origin)
•Principal Financial Advisors, Inc. (PFA)
•Principal Funds Distributor, Inc. (PFD)
•Principal Global Investors, LLC (PGI)
•Principal Life Insurance Company (PLIC)
•Principal Management Corporation (PMC), now PGI
•Principal Real Estate Investors, LLC (Principal-REI)
•Principal Securities, Inc. (PSI)
•Principal Shareholder Services, Inc. (PSS)
•Transamerica Life Insurance Company (TLIC)

(1) Effective March 12, 2019, Ms. Everett will retire as Chair and member of the Board.

Leadership Structure of the Board of Trustees

Overall responsibility for directing PETF's business and affairs rests with the Board of Trustees, who are elected by PETF's shareholders. In addition to serving on the PETF Board, each Trustee serves on the PFI Board and PVC Board. The Board is responsible for overseeing PETF's operations in accordance with the 1940 Act, other applicable laws, and PETF's charter. The Board elects the officers of PETF to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special meetings or informal calls to discuss specific matters that may arise or require action between regularly meetings. Board members who are Independent Trustees meet annually to consider renewal of PETF's advisory contracts. Each Trustee and Trustee nominee has significant prior senior management and/or board experience.
As of the Record Date, the Board is composed of twelve members, nine of whom are Independent Trustees. As stated above, on November 28, 2018, Ms. Everett announced her intention to retire as Chair and member of the Board, effective March 12, 2019. Mr. Dunbar will fill the Board vacancy created by Ms. Everett's retirement, effective immediately, if he is elected a Trustee at the Meeting. Following Ms. Everett's retirement and if Mr. Dunbar is elected, the Board will continue to be composed of twelve members, nine of whom are Independent Trustees.
Currently, the Chair of the Board, Nora Everett, is an interested person of PETF. The Independent Trustees of PETF have appointed a lead Independent Trustee whose role is to review and approve, with the Chair, the agenda for each Board meeting and facilitate communication among PETF's Independent Trustees as well as communication among the Independent Trustees, PETF management and the full Board. PETF has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of PETF, including such items as the number of series that comprise PETF, the variety of asset classes those series reflect, the net assets of PETF, the committee structure of the Board and the distribution arrangements of PETF. The appropriateness of this structure is enhanced by PETF’s Board committees, which are described below, and the allocation of responsibilities among them. Following Ms. Everett’s retirement on March 12, 2019, the Board will elect a new Chair based upon its assessment of an appropriate leadership structure for the Board.

The Trustees were selected to serve, and continue to serve, on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Trustee. As required by rules the SEC has adopted under the 1940 Act, PETF's Independent Trustees select and nominate all candidates for Independent Trustee positions.
Independent Trustees
Elizabeth Ballantine. Ms. Ballantine has served as a Trustee of PETF since 2014 and Director of PFI and PVC since 2004. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment, and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Trustee of PETF since 2014 and Director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory, and investment matters.
Craig Damos. Mr. Damos has served as a Trustee of PETF since 2014 and Director of PFI and PVC since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting LLC (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds, and employment experience, Mr. Damos is experienced with financial, accounting, regulatory, and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Trustee of PETF and Lead Independent Director since 2014 and Director of PFI and PVC since 2004. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education, and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory, and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Trustee of PETF since 2014 and Director of PFI and PVC since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. Through his experience as a director of the Principal Funds, employment experience, and his education, Mr. Hirsch is experienced with financial, accounting, regulatory, and investment matters.
Tao Huang. Mr. Huang has served as a Trustee of PETF since 2014 and Director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory, and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as a Trustee of PETF since 2014 and Director of PFI and PVC since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment, and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Trustee of PETF since 2015 and Director of PFI and PVC since 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health Systems; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman

Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting, and regulatory matters.
Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as a Trustee of PETF and Director of PFI and PVC since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe served as a director of Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education and employment experience, and her experience as a director, she is experienced with financial, investment, and regulatory matters.
Interested Trustees
Michael J. Beer. Mr. Beer has served as a Trustee of PETF since 2013 and Director of PFI and PVC since 2012. Mr. Beer has served as Chief Executive Officer and President of PETF, PFI, and PVC since 2015. Mr. Beer previously served as Executive Vice President of PFI and PVC (2001-2015) and PETF (2014-2015). Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015) and director of PMC (2006-2017), prior to PMC's merger with and into PGI. Mr. Beer has also served as the President and a director of PSI and PSS. Mr. Beer serves as Executive Director - Funds and Director of PGI. Prior to working for PMC, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory, and investment matters.
Timothy M. Dunbar. Mr. Dunbar is a new nominee for Trustee of PETF and Director of PFI and PVC. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Trustee of PETF and Director of PFI and PVC since 2017. Mr. Halter also serves as Chief Executive Officer, President and director of PGI, and Chief Executive Officer and Chair of Principal-REI. He has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory, and investment matters.
Risk oversight forms part of the Board’s general oversight of PETF and is addressed as part of various Board and committee activities. As part of its regular oversight of PETF, the Board, directly or through a committee, interacts with and reviews reports from, among others, PETF management, sub-advisors, PETF's Chief Compliance Officer, PETF's independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate, regarding risks faced by PETF. The Board, with the assistance of PETF management and PGI, reviews investment policies and risks in connection with its review of PETF's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PETF's compliance program and reports to the Board regarding compliance matters for PETF and its principal service providers. In addition, as part of the Board’s periodic review of PETF's advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee comprised of PETF and PGI officers and has approved and periodically reviews valuation policies applicable to valuing PETF's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PETF faces.
Board Committees
Audit Committee
The Audit Committee's primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor PETF's accounting policies, financial reporting, and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of PETF's financial statements; (2) PETF's compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’

qualifications and independence; and (4) the performance of PETF'ss independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, PGI's internal auditors, PETF management, and the Board. The Audit Committee held seven meetings during the last fiscal year. The Audit Committee is composed of Mr. Barnes, Mr. Damos, and Ms. Nickels.
A copy of the Audit Committee Charter of the Board is included as Appendix B to this Proxy Statement.
Executive Committee
The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board in the management of the business of PEFT except the power to (1) issue stock, except as permitted by law; (2) recommend to the shareholders any action that requires shareholder approval; (3) amend PETF's declaration of trust or bylaws; or (4) approve any merger or share exchange that does not require shareholder approval. The Executive Committee held no meetings during the last fiscal year. As of the Record Date, the Executive Committee is composed of Mr. Grimmett, Mr. Beer, and Ms. Everett. Following Ms. Everett's retirement on March 12, 2019, the Board will appoint a third Trustee to serve on this committee.
Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Nominating and Governance Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of PEFT for election to the Board. Generally, the Nominating and Governance Committee requests trustee nominee suggestions from the Board and management. In addition, the Nominating and Governance Committee will consider trustee candidates recommended by PETF shareholders.
Trustee recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Governance Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent trustee. The Nominating and Governance Committee also meets personally with the nominees and conducts a reference check. The final decision regarding a nominee is based on a combination of factors, including the strengths and the experience a specific individual may bring to the Board. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year. The Nominating and Governance Committee is composed of Ms. Ballantine and Mr. Grimmett.
A copy of the Nominating and Governance Committee Charter of the Board is included as Appendix C to this Proxy Statement.
Operations Committee
The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to PETF, communications with PETF’s shareholders, and review and oversight of PETF’s operations. The Operations Committee held four meetings during the last fiscal year. The Operations Committee is composed of Mr. Hirsch, Mr. Huang, Ms. McMillan, and Ms. VanDeWeghe.
15(c) Committee
The 15(c) Committee's primary purpose is to assist the Board in performing the annual review of PETF's advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The 15(c) Committee's responsibilities include requesting and reviewing materials. The 15(c) Committee held five meetings during the last fiscal year. The 15(c) Committee is composed of Mr. Damos, Mr. Grimmett, Mr. Hirsch, and Mr. Huang.

Compensation

PETF does not pay any remuneration to its Trustees or officers who are employed by PGI or its affiliates. The Board annually considers a proposal to reimburse PGI for a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio. Each Trustee who is not an “interested person” received compensation for service as a member of the Boards of PETF, PFI, and PVC based on a schedule that takes into account an annual retainer amount and the number of meetings attended. Responsibility for these fees and expenses are divided among the portfolios of PETF, PFI, and PVC based on their relative net assets.
The following table provides information regarding the compensation received by the Independent Trustees from PETF and from the Fund Complex during the fiscal year ended June 30, 2018.  As stated above, the Fund Complex includes PETF, PFI, and PVC.  PETF does not provide retirement benefits to any Trustee.

Trustee	PETF FY Ended 6/30/18	Fund Complex FY Ended 6/30/18
Elizabeth Ballantine	$3,248	$269,000
Leroy T. Barnes, Jr.	$3,532	$292,500
Craig Damos	$3,591	$298,000
Mark A. Grimmett	$3,894	$321,000
Fritz S. Hirsch	$3,617	$298,500
Tao Huang	$3,431	$283,500
Karen ("Karrie") McMillan	$3,332	$276,000
Elizabeth A. Nickels	$3,320	$275,000
Mary M. ("Meg") VanDeWeghe *	$2,001	$117,500
* Trustee's appointment effective April 13, 2018.
Share Ownership

The following tables set forth the dollar range of the equity securities of each Fund, and the aggregate dollar range of the equity securities of all funds within the Fund Complex, which the Trustees and Trustee nominee beneficially owned as of December 31, 2018. As of December 31, 2018, each of the Trustees listed in the table did not beneficially own shares of funds that do not appear in the table.
As stated above, the Fund Complex includes PETF, PFI, and PVC. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Trustees who are “interested persons” are eligible to participate in a PFG employee benefit program that invests PFI. Trustees who beneficially owned shares of a series of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life. Ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000

Independent Trustees (Not Considered to Be “Interested Persons”)

ETF	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	McMillan	Nickels	VanDeWeghe
Principal EDGE Active Income	A	A	A	C	A	A	A	A	A
Principal Millennials Index	A	A	A	A	A	A	D	A	A
Principal Sustainable Momentum Index	A	A	A	A	A	A	A	A	C
Principal U.S. Mega-Cap Multi-Factor Index	A	A	A	A	A	A	A	A	D
Total Fund Complex	E	E	E	E	E	E	E	E	E

Trustees Considered to be "Interested Persons"

	Beer	Dunbar	Everett	Halter
ETFs in this Proxy	A	A	A	A
Total Fund Complex	E	E	E	E

Required vote. The shareholders of all Funds will vote together on the election of Trustees. The affirmative vote of a plurality of the shares voted at the Meeting a which a quorum is present is required for the election of a Trustee of PETF. If one or more nominee(s) for Trustee are not elected, the Board will determine what action, if any, should be taken.
The Board of Trustees recommends that shareholders vote “For” each nominee.

APPROVAL OF AMENDMENT OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction

PETF has adopted certain investment policies for each Fund, which it generally refers to as “investment restrictions,” that can only be changed by a vote of shareholders. Such investment restrictions are considered “fundamental.”  The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, purchasing or selling commodities or real estate, borrowing money and making loans, diversification, industry concentration, and underwriting securities of other issuers be fundamental, and the Board may elect to designate other policies as fundamental.

Shareholders of certain Funds are being asked to approve amendments to certain fundamental investment restrictions. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 2 and 3).
PGI has reviewed each of the current investment restrictions and has recommended to the Board that certain restrictions be amended. The proposed amendments are intended to clarify and simplify PETF's fundamental restrictions and to incorporate flexibility to accommodate future regulatory changes without the need for further shareholder action. Additionally, to reflect changes over time in industry practices and regulatory requirements, some of the proposed amendments update fundamental restrictions that are more restrictive than are required under the federal securities laws.
The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on any Fund's current principal investment objective(s).
The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Funds and their shareholders. If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when PETF's Statement of Additional Information is revised or supplemented to reflect the amendment.
Required vote. Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund. As to any Fund, approval of each of Proposals 2 and 3 will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Fund. If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.

The Board recommends that the shareholders of each Fund vote “For”
each Proposal applicable to the Fund.

Organization of Proposals

The amendment to each fundamental investment restriction is set forth in a separate proposal below (Proposals 2 and 3). The Funds that will vote on each proposal are identified under the caption for that proposal, and each proposal sets forth the proposed amended fundamental investment restriction as well as the restriction currently in effect. For each proposal, the term “Fund” or "Funds" refers to the Fund or Funds voting on the particular proposal.

PROPOSAL 2

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO COMMODITIES FOR THE FUND

(Each Fund)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that each Fund have a fundamental restriction dealing with the purchase or sale of commodities. The 1940 Act does not prohibit a fund from investing in commodities.

Proposed restriction: The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to commodities:

The Fund may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.

Current Restriction: Currently, each Fund has a fundamental investment restriction relating to commodities that differs from the proposed restriction. The current restriction is set forth below.

"Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."

Discussion of proposed amendment. The proposed amendment is intended to clarify that each Fund's ability to purchase or sell commodities is limited by all laws applicable to such Fund, not just the 1940 Act. Under the proposed restriction, if current applicable law changes, each Fund could conform to such new law without shareholders taking further action.

Approval by any Fund of the proposed amended restriction relating to commodities is not expected to increase the risk of an investment in the Fund or affect the way the Fund is currently managed or operated.
PROPOSAL 3

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO CONCENTRATION FOR THE FUND

(Principal Active Global Dividend Income ETF, Principal EDGE Active Income ETF, and
Principal Investment Grade Corporate Active ETF only)

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the SEC takes the position that any fund that invests 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.

Proposed restriction: The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to concentration:

The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.

Current Restriction: Currently, the Funds indicated above have a fundamental investment restriction relating to concentration that differs from the proposed restriction. The current restriction is set forth below.

"Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."

Discussion of proposed amendment. Because the 1940 Act does not otherwise permit concentration, the exception stated in the current restriction is not meaningful. The proposed amendment is intended to clarify the restriction by deleting such exception. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry.

Approval by a Fund of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for PETF for the fiscal year ending June 30, 2019 and served as such for the last two fiscal years. The independent registered public accounting firm audits annual financial statements for PETF and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *
The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

•	Services that are subject to audit procedure during a financial statement audit;

•	Services where the auditor would act on behalf of management;

•	Services where the auditor is an advocate to the client's position in an adversarial proceeding;

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit;

•	Tax planning services related to listed, confidential and aggressive transactions;

•
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;

•	Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2.
(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.
The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.
Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.
The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.
Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.
For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.
The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

* * *

The Audit Committee has considered whether the provision of non-audit services that were rendered to PETF’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to PETF that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
June 30, 2017 — $86,964
June 30, 2018 — $210,552

Audit-Related Fees. Ernst & Young provided audit-related services to PETF that are not included under “Audit Fees” above. These services related to the review of filings on Form N-1A.
During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
June 30, 2017 — $15,000
June 30, 2018 — $15,000

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of PETF. In connection with this review, Ernst & Young reviews the calculation of PETF's dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries.
During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
June 30, 2017 — $21,840
June 30, 2018 — $61,340

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
All Other Fees. Ernst & Young has not billed PETF for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to PETF, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to PETF for each of its last two fiscal years were as follows.
June 30, 2017 — $36,840
June 30, 2018 — $76,340

Ernst & Young provided no services during PETF's last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

OTHER MATTERS

PETF does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PETF is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PETF or any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be included in the proxy materials relating to that meeting.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PETF has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-787-1621 or by writing to PETF at Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. PETF will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF TRUSTEES

March 4, 2019
Des Moines, Iowa

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give their proxy by telephone or via the Internet.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
[TO BE FILED BY AMENDMENT]
The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each Fund.

ETF	SHARES OUTSTANDING	ETF	SHARES OUTSTANDING
Principal Active Global Dividend Income		Principal Price Setters Index
Principal Contrarian Value Index		Principal Shareholder Yield Index
Principal EDGE Active Income		Principal Spectrum Preferred Securities Active
Principal Healthcare Innovators Index		Principal Sustainable Momentum Index
Principal International Multi-Factor Index		Principal U.S. Mega-Cap Multi-Factor Index
Principal Investment Grade Corporate Active		Principal U.S. Small-Cap Multi-Factor Index
Principal Millennials Index
As of December 31, 2018, the Trustees, Trustee nominees, and officers of PETF together owned beneficially less than 1% of the outstanding shares of any of the Funds.
As of January 31, 2019, the following persons owned of record, or were known by PETF to own beneficially, 5% or more of the outstanding shares of any of the Funds.

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner
Principal Active Global Dividend Income	99.42%	25,750,000	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal Contrarian Value Index	80.82%	121,231	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Contrarian Value Index	9.38%	14,070	Goldman Sachs & Co. LLC
			200 West St, 29th Floor
			New York, NY 10282

Principal EDGE Active Income	91.71%	6,947,100	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal Healthcare Innovators Index	84.85%	1,400,000	State Street Bank and Trust Company
			John Hancock Tower
			200 Clarendon St
			Boston, MA 02116

Principal International Multi-Factor Index	93.39%	140,084	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner
Principal Investment Grade Corporate Active	99.46%	9,250,000	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal Millennials Index	59.57%	2,681,061	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Millennials Index	7.29%	32,805	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Millennials Index	5.79%	26,055	Charles Schwab
			211 Main St.
			San Fransisco, CA 94105

Principal Millennials Index	5.08%	22,849	Merrill Lynch, Pierce, Fenner & Smith Incorporated
			One Bryant Park
			New York, NY 10036

Principal Price Setters Index	43.23%	216,159	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Price Setters Index	31.36%	156,822	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Price Setters Index	12.44%	62,206	Merrill Lynch, Pierce, Fenner & Smith Incorporated
			One Bryant Park
			New York, NY 10036

Principal Shareholder Yield Index	60.44%	241,769	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Shareholder Yield Index	23.91%	95,624	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Shareholder Yield Index	6.66%	26,629	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

ETF	Percent of Ownership	Number of Shares	Name and Address of Owner
Principal Spectrum Preferred Securities Index	53.35%	293,449	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Spectrum Preferred Securities Index	18.90%	103,929	RBC Capital Markets, LLC
			200 Vesey St, 9th Floor
			New York, NY 10281

Principal Spectrum Preferred Securities Index	5.59%	30,722	Pershing LLC
			One Pershing Plaza
			Jersey City, NJ 07399

Principal Sustainable Momentum Index	61.35%	122,697	National Financial Services, LLC
			200 Liberty St.
			One World Financial Center
			New York, NY 10281-1003

Principal Sustainable Momentum Index	11.13%	22,254	Merrill Lynch, Pierce, Fenner & Smith Incorporated
			One Bryant Park
			New York, NY 10036

Principal Sustainable Momentum Index	10.79%	21,588	Goldman Sachs & Co. LLC
			200 West St, 29th Floor
			New York, NY 10282

Principal Sustainable Momentum Index	10.41%	20,812	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal U.S. Mega-Cap Multi-Factor Index	96.54%	54,883,999	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

Principal U.S. Small-Cap Multi-Factor Index	95.85%	10,830,807	Bank of New York Mellon
			225 Liberty Street
			New York, NY 10286

APPENDIX B

AUDIT COMMITTEE CHARTER

PRINCIPAL FUNDS1
Audit Committee Charter (Amended March 13, 2018)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;2 (3) the independent registered public accounting firm’s qualifications and independence; and (4) the performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight. Fund management is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate systems for accounting, reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.
____________________
1 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds
2 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.

•
Quorum. At any Committee meeting a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Financial Reporting Process:

•
Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.

•	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

•	Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•	Review annually with management and the independent registered public accounting firm, policies for valuation of Fund portfolio securities and pricing errors.

•	Review within 90 days prior to the filing of the Funds’ annual financial statements a report from the independent registered public accounting firm on:

•	All critical accounting policies and practices to be used;

•
All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;

•	Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and

•	All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2‑01 of Regulation S‑X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:

•
Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

•	Review the Funds’ policies with respect to risk assessment and risk management.

•	Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

•	Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, auditing and internal control matters.

•
Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.

•
Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.

•	Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:

•
Approve and recommend to the Board the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.

•
Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.

•
Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.[3]

•	Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.

•
Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.

•	Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.

•
Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.

•
Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

•	Review annual audit plans of the independent registered public accounting firm for the Funds.

Other Responsibilities

•	Report activities to the Boards of Directors/Trustees on a regular basis.

•	Conduct an annual self-evaluation.

•	Maintain communication with counsel for independent directors/trustees.

•
Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

____________________
3 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

06/12/2017
PRINCIPAL FUNDS1
Nominating and Governance Committee Charter
This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.
Purpose
The Committee’s primary purpose is to oversee the structure and efficiency of the Boards of Directors/Trustees and the committees the Boards establish.
Operating Guidelines
The Board shall appoint the members of the Committee and the Committee Chair.
There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.
Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.

•
Quorum. At any Committee meeting a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

______________________
1 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds.

•
Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.
Responsibilities
The responsibilities of the Committee include, but are not limited to, the following:
Board Membership and Functions

•	Periodically review the composition of the Board and consider whether additional members are needed

•	Identify and evaluate director/trustee candidates and recommend individuals for membership on the Board

•	Nominate the Lead Independent Director/Trustee of the Board

•	Periodically review Independent Director/Trustee compensation

•	Review internal auditor annual reports of Directors’/Trustees’ expense records

•	Formulate a Director/Trustee retirement policy

•	Oversee the Boards’ annual evaluation of its performance and the performance of its committees

•	Oversee the development and implementation of orientation for new Directors/Trustees

•	Periodically review the Board’s governance policies and procedures

Committee Membership and Functions

•	Periodically review the Board’s committee structure and assignment of functions to each committee

•	Identify and recommend individuals for membership and chair positions on all committees, except to the extent a committee’s members are established by its charter.

Insurance Coverage

•	At least annually, review the Funds’ fidelity bond for appropriateness of type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

•
At least annually, review the Funds’ directors/trustees and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

Legal Matters

•	Oversee the legal counsel for the independent directors/trustees and such counsel’s independence

•	As needed, review Fund litigation matters

Other Responsibilities

•	Report activities to the Boards of Directors/Trustees on a regular basis.

•	Maintain communication with counsel for independent directors/trustees.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58489-P19825 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR For Withhold For All To withhold authority to vote for any individual EACH OF THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Trustees (Shareholders of all Funds). Independent Trustees and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Trustee and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain 2. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). ! ! ! Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: www.proxyvote.com E58490-P19825 PRINCIPAL EXCHANGE-TRADED FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Exchange-Traded Funds, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58491-P19825 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR For Withhold For All To withhold authority to vote for any individual EACH OF THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Trustees (Shareholders of all Funds). Independent Trustees and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Trustee and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar For Against Abstain 12) Patrick G. Halter 2. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). ! ! ! 3. Approval of an amended fundamental investment restriction relating to concentration for the Fund (the Principal Active Global Dividend Income ETF, Principal EDGE Active Income ETF, and Principal Investment Grade Corporate Active ETF only). ! ! ! Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: www.proxyvote.com E58492-P19825 PRINCIPAL EXCHANGE-TRADED FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Exchange-Traded Funds, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.